                                                        Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  ------------------------------------------------

  ------------------------------------------------
  JUDGE: Barbara J. Houser
  ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE  PARTY:

  /s/ Drew Keith                                    Chief Financial Officer
  ---------------------------------------       --------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

  Drew Keith                                          5/20/2002
  ---------------------------------------       --------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                      DATE

  PREPARER:

  /s/ Jessica L. Wilson                             Chief Accounting Officer
  ---------------------------------------       --------------------------------
  ORIGINAL SIGNATURE OF PREPARER                         TITLE

  Jessica L. Wilson                                   5/20/2002
  ---------------------------------------       --------------------------------
  PRINTED NAME OF PREPARER                               DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  --------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.                  ACCRUAL BASIS-1
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
  --------------------------------------------

  --------------------------------------------
  COMPARATIVE BALANCE SHEET

  ------------------------------------------------------------------------------------------------------
                                                   SCHEDULE         MONTH            MONTH       MONTH
                                                                  --------------------------------------
  ASSETS                                            AMOUNT        April 2002
  ------------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                         $      15,476     $       9,618          $0         $0
  ------------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                                             $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                                $      15,476     $       9,618          $0         $0
  ------------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE (NET)                 $  13,356,789     $     763,471          $0         $0
  ------------------------------------------------------------------------------------------------------
  5.   INVENTORY                                                   $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                                            $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                                            $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                       $  37,290,970     $  60,100,598          $0         $0
  ------------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS                      $  50,663,235     $  60,873,687          $0         $0
  ------------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT               $  17,083,867     $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                    $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT &
       EQUIPMENT                                 $  17,083,867     $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS                                           $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                  $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)
  ------------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                              $  67,747,102     $  60,873,687          $0         $0
  ------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                            $     346,584          $0         $0
  ------------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                                 ($3,855,158)         $0         $0
  ------------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                               $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                           $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                                $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                                         $     745,909          $0         $0
  ------------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                                   ($2,762,665)         $0         $0
  ------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                              $     152,776     $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                             $     380,384     $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                            $  10,596,326     $  18,206,244          $0         $0
  ------------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)                                         $           0          $0         $0
  ------------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES             $  11,129,486     $  18,206,244          $0         $0
  ------------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                         $  11,129,486     $  15,443,579          $0         $0
  ------------------------------------------------------------------------------------------------------
  EQUITY
  ------------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                                  $  49,811,125          $0         $0
  ------------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                              ($4,381,017)         $0         $0
  ------------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
  ------------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                              $           0     $  45,430,108          $0         $0
  ------------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                            $  11,129,486     $  60,873,687          $0         $0
  ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

  ------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.           ACCRUAL BASIS-2
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
  ------------------------------------------

  --------------------------------
  INCOME STATEMENT
  ----------------------------------------------------------------------------------------------------------
                                                         MONTH           MONTH       MONTH      QUARTER
                                                       ------------------------------------
  REVENUES                                             April 2002                                 TOTAL
  ----------------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                                        $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                             $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  3.   NET REVENUE                                           $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ----------------------------------------------------------------------------------------------------------
  4.   MATERIAL                                              $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                                          $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                                       $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                              $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                                          $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ----------------------------------------------------------------------------------------------------------
  9.   OFFICER / INSIDER  COMPENSATION                       $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                                   $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                              $  8           $0           $0         $  8
  ----------------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                                          $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                                   $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                              $  8           $0           $0         $  8
  ----------------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                       ($8)          $0           $0          ($8)
  ----------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ----------------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)                      $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)                     $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                                      $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  19.  DEPRECIATION / DEPLETION                              $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                                          $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                                   $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES                           $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                                     $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                                     $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                                   $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES                         $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  27.  INCOME TAX                                            $  0           $0           $0         $  0
  ----------------------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                                      ($8)          $0           $0          ($8)
  ----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS-3
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  ----------------------------------------------

  -------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                   MONTH          MONTH        MONTH       QUARTER
                                                    ------------------------------------
  DISBURSEMENTS                                     April 2002                                  TOTAL
  -------------------------------------------------------------------------------------------------------
  1.   CASH - BEGINNING OF MONTH                     $   9,618           $0           $0       $   9,618
  -------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -------------------------------------------------------------------------------------------------------
  2.   CASH SALES                                    $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  -------------------------------------------------------------------------------------------------------
  3.   PREPETITION                                   $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  4.   POSTPETITION                                  $  34,703           $0           $0       $  34,703
  -------------------------------------------------------------------------------------------------------
  5.   TOTAL OPERATING RECEIPTS                      $  34,703           $0           $0       $  34,703
  -------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -------------------------------------------------------------------------------------------------------
  6.   LOANS & ADVANCES (ATTACH LIST)                $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  7.   SALE OF ASSETS                                $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                            ($34,703)          $0           $0        ($34,703)
  -------------------------------------------------------------------------------------------------------
  9.   TOTAL NON-OPERATING RECEIPTS                   ($34,703)          $0           $0        ($34,703)
  -------------------------------------------------------------------------------------------------------
  10.  TOTAL RECEIPTS                                $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  11.  TOTAL CASH AVAILABLE                          $   9,618           $0           $0       $   9,618
  -------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  -------------------------------------------------------------------------------------------------------
  12.  NET PAYROLL                                   $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  13.  PAYROLL TAXES PAID                            $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  14.  SALES, USE & OTHER TAXES PAID                 $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  15.  SECURED / RENTAL / LEASES                     $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  16.  UTILITIES                                     $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  17.  INSURANCE                                     $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  18.  INVENTORY PURCHASES                           $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  19.  VEHICLE EXPENSES                              $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  20.  TRAVEL                                        $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  21.  ENTERTAINMENT                                 $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  22.  REPAIRS & MAINTENANCE                         $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  23.  SUPPLIES                                      $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  24.  ADVERTISING                                   $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                           $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  26.  TOTAL OPERATING DISBURSEMENTS                 $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -------------------------------------------------------------------------------------------------------
  27.  PROFESSIONAL FEES                             $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  28.  U.S. TRUSTEE FEES                             $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  29.  OTHER (ATTACH LIST)                           $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  30.  TOTAL REORGANIZATION EXPENSES                 $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  31.  TOTAL DISBURSEMENTS                           $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  32.  NET CASH FLOW                                 $       0           $0           $0       $       0
  -------------------------------------------------------------------------------------------------------
  33.  CASH - END OF MONTH                           $   9,618           $0           $0       $   9,618
  -------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.              ACCRUAL BASIS-4
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  -----------------------------------------------

  -----------------------------------------------------------------------------------------------------
                                                  SCHEDULE      MONTH          MONTH          MONTH
                                                              -----------------------------------------
  ACCOUNTS RECEIVABLE AGING                        AMOUNT     April 2002
  -----------------------------------------------------------------------------------------------------
  1.    0-30                                                   $   4,896           $0               $0
  -----------------------------------------------------------------------------------------------------
  2.    31-60                                                   ($10,029)          $0               $0
  -----------------------------------------------------------------------------------------------------
  3.    61-90                                                  $   3,190           $0               $0
  -----------------------------------------------------------------------------------------------------
  4.    91+                                                    $ 765,414           $0               $0
  -----------------------------------------------------------------------------------------------------
  5.    TOTAL ACCOUNTS RECEIVABLE                       $0     $ 763,471           $0               $0
  -----------------------------------------------------------------------------------------------------
  6.    AMOUNT CONSIDERED UNCOLLECTIBLE                        $       0           $0               $0
  -----------------------------------------------------------------------------------------------------
  7.    ACCOUNTS RECEIVABLE (NET)                       $0     $ 763,471           $0               $0
  -----------------------------------------------------------------------------------------------------

  ------------------------------------------
  AGING OF POSTPETITION TAXES AND PAYABLES                          MONTH:      April 2002
                                                                           ----------------------------

  -----------------------------------------------------------------------------------------------------
                                     0-30            31-60       61-90          91+
  TAXES PAYABLE                      DAYS            DAYS        DAYS           DAYS          TOTAL
  -----------------------------------------------------------------------------------------------------
  1.    FEDERAL                     ($3,874,615)        $0            $0     $      0      ($3,874,615)
  -----------------------------------------------------------------------------------------------------
  2.    STATE                      $     19,457         $0            $0     $      0     $     19,457
  -----------------------------------------------------------------------------------------------------
  3.    LOCAL                      $          0         $0            $0     $      0     $          0
  -----------------------------------------------------------------------------------------------------
  4.    OTHER (ATTACH LIST)        $          0         $0            $0     $      0     $          0
  -----------------------------------------------------------------------------------------------------
  5.    TOTAL TAXES PAYABLE         ($3,855,158)        $0            $0     $      0      ($3,855,158)
  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------
  6.    ACCOUNTS PAYABLE           $          0         $0            $0     $346,584     $    346,584
  -----------------------------------------------------------------------------------------------------

  ------------------------------------------
  STATUS OF POSTPETITION TAXES                                      MONTH:      April 2002
                                                                           ----------------------------

  -----------------------------------------------------------------------------------------------------
                                      BEGINNING          AMOUNT                            ENDING
                                         TAX          WITHHELD AND/      AMOUNT              TAX
  FEDERAL                             LIABILITY*       0R ACCRUED         PAID            LIABILITY
  -----------------------------------------------------------------------------------------------------
  1.    WITHHOLDING**               $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  2.    FICA-EMPLOYEE**             $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  3.    FICA-EMPLOYER**             $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  4.    UNEMPLOYMENT                $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  5.    INCOME                        ($3,874,615)              $0            $0         ($3,874,615)
  -----------------------------------------------------------------------------------------------------
  6.    OTHER (ATTACH LIST)         $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  7.    TOTAL FEDERAL TAXES           ($3,874,615)              $0            $0         ($3,874,615)
  -----------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  -----------------------------------------------------------------------------------------------------
  8.    WITHHOLDING                 $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  9.    SALES                       $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  10.   EXCISE                      $      19,457               $0            $0        $     19,457
  -----------------------------------------------------------------------------------------------------
  11.   UNEMPLOYMENT                $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  12.   REAL PROPERTY               $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  13.   PERSONAL PROPERTY           $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  14.   OTHER (ATTACH LIST)         $           0               $0            $0        $          0
  -----------------------------------------------------------------------------------------------------
  15.   TOTAL STATE & LOCAL         $      19,457               $0            $0        $     19,457
  -----------------------------------------------------------------------------------------------------
  16.   TOTAL TAXES                   ($3,855,158)              $0            $0         ($3,855,158)
  -----------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.              ACCRUAL BASIS-5
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  --------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                       MONTH:      April 2002
                                             -----------------------------------
  --------------------------------
  BANK RECONCILIATIONS
                                              Account #1           Account #2         Account #3
  -----------------------------------------------------------------------------------------------------------
  A.    BANK:                                   Bank One            Bank One
  ----------------------------------------------------------------------------------------------
  B.     ACCOUNT NUMBER:                       100128198          #1571582806                          TOTAL
  ----------------------------------------------------------------------------------------------
  C.     PURPOSE (TYPE):                        Deposit        Auction Proceeds
  -----------------------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                 $    0                    $0                $0       $    0
  -----------------------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED           $    0                    $0                $0       $    0
  -----------------------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS               $    0                    $0                $0       $    0
  -----------------------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                    $9,618                    $0                $0       $9,618
  -----------------------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                $9,618                    $0                $0       $9,618
  -----------------------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN            No checks        Account Closed
  -----------------------------------------------------------------------------------------------------------

  --------------------------------
  INVESTMENT ACCOUNTS

  -----------------------------------------------------------------------------------------------------------
                                               DATE OF             TYPE OF             PURCHASE       CURRENT
  BANK, ACCOUNT NAME & NUMBER                  PURCHASE           INSTRUMENT             PRICE         VALUE
  -----------------------------------------------------------------------------------------------------------
  7.   N/A
  -----------------------------------------------------------------------------------------------------------
  8.   N/A
  -----------------------------------------------------------------------------------------------------------
  9.   N/A
  -----------------------------------------------------------------------------------------------------------
  10.  N/A
  -----------------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                                      $0       $    0
  -----------------------------------------------------------------------------------------------------------

  --------------------------------
  CASH

  -----------------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND                                                                                $    0
  -----------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                                       $9,618
  -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


  ------------------------------------------
  CASE NAME:  Kitty Hawk Charters, Inc.          ACCRUAL BASIS-6
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  ------------------------------------------

                                            MONTH:       April 2002

  ------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------
                                      INSIDERS
  ------------------------------------------------------------------------------
                                 TYPE OF          AMOUNT       TOTAL PAID
              NAME               PAYMENT           PAID          TO DATE
  ------------------------------------------------------------------------------
  1.   Toby Skaar           Salary                     $0        $  4,808
  ------------------------------------------------------------------------------
  2.   Doug Kalitta         Salary                     $0        $219,000
  ------------------------------------------------------------------------------
  3.   N/A
  ------------------------------------------------------------------------------
  4.   N/A
  ------------------------------------------------------------------------------
  5.   N/A
  ------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                                     $0        $223,808
  ------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
  ----------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                   TOTAL
                            ORDER AUTHORIZING     AMOUNT         AMOUNT      TOTAL PAID      INCURRED
              NAME               PAYMENT         APPROVED         PAID         TO DATE      & UNPAID *
  ----------------------------------------------------------------------------------------------------
  1.   N/A
  ----------------------------------------------------------------------------------------------------
  2.   N/A
  ----------------------------------------------------------------------------------------------------
  3.   N/A
  ----------------------------------------------------------------------------------------------------
  4.   N/A
  ----------------------------------------------------------------------------------------------------
  5.   N/A
  ----------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                $0              $0            $0            $0
  ----------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ----------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
                                    SCHEDULED        AMOUNTS
                                     MONTHLY          PAID           TOTAL
                                     PAYMENTS        DURING          UNPAID
             NAME OF CREDITOR          DUE            MONTH       POSTPETITION
  ----------------------------------------------------------------------------
  1.   N/A
  ----------------------------------------------------------------------------
  2.   N/A
  ----------------------------------------------------------------------------
  3.   N/A
  ----------------------------------------------------------------------------
  4.   N/A
  ----------------------------------------------------------------------------
  5.   N/A
  ----------------------------------------------------------------------------
  6.   TOTAL
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.           ACCRUAL BASIS-7
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  -------------------------------------------

                                                  MONTH:  April 2002
                                                        ------------------------

  ----------------------------------
  QUESTIONNAIRE
  --------------------------------------------------------------------------------
                                                                        YES    NO
  --------------------------------------------------------------------------------
  1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL
        COURSE OF BUSINESS THIS REPORTING PERIOD?                               X
  --------------------------------------------------------------------------------
  2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A
        DEBTOR IN POSSESSION ACCOUNT?                                           X
  --------------------------------------------------------------------------------
  3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
        DUE FROM RELATED PARTIES?                                               X
  --------------------------------------------------------------------------------
  4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
        REPORTING PERIOD?                                                       X
  --------------------------------------------------------------------------------
  5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM
        ANY PARTY?                                                              X
  --------------------------------------------------------------------------------
  6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
  --------------------------------------------------------------------------------
  7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?            X
  --------------------------------------------------------------------------------
  8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
  --------------------------------------------------------------------------------
  9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
  --------------------------------------------------------------------------------
  10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?              X
  --------------------------------------------------------------------------------
  11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING
        PERIOD?                                                                 X
  --------------------------------------------------------------------------------
  12.   ARE ANY WAGE PAYMENTS PAST DUE?                                         X
  --------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ______________________________________________________________________________
  ______________________________________________________________________________
  ______________________________________________________________________________

  ----------------------------------
  INSURANCE
  --------------------------------------------------------------------------------
                                                                        YES    NO
  --------------------------------------------------------------------------------
  1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                         X
  --------------------------------------------------------------------------------
  2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                           X
  --------------------------------------------------------------------------------
  3.    PLEASE ITEMIZE POLICIES BELOW.
  --------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ______________________________________________________________________________
  ______________________________________________________________________________


  ------------------------------------------------------------------------------
                                INSTALLMENT PAYMENTS
  ------------------------------------------------------------------------------
             TYPE OF                                              PAYMENT AMOUNT
             POLICY               CARRIER       PERIOD COVERED     & FREQUENCY
  ------------------------------------------------------------------------------
   See Kitty Hawk, Inc. Case #400-42141
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    ------------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.                    FOOTNOTES SUPPLEMENT
    ------------------------------------------------

    ------------------------------------------------
    CASE NUMBER: 400-42143-BJH                              ACCRUAL BASIS
    ------------------------------------------------

                                             MONTH:         April 2002
                                                   -----------------------------

    ------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS          LINE
      FORM NUMBER          NUMBER                       FOOTNOTE / EXPLANATION
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               6                                All Professional fees related to the Reorganization of the
    ------------------------------------------------------------------------------------------------------------------------------
                                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
    ------------------------------------------------------------------------------------------------------------------------------
                                                   Company). Refer to Case # 400-42141
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               7                                All insurance plans related to the Company are carried
    ------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ------------------------------------------------------------------------------------------------------------------------------
                                                   400-42141.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               3                       3        The current general ledger system is not able to provide a detail of
    ------------------------------------------------------------------------------------------------------------------------------
                                                   customer cash receipts segregated by prepetion accounts receivable
    ------------------------------------------------------------------------------------------------------------------------------
                                                   and post petition accounts receivable. Therefore, cash receipts
    ------------------------------------------------------------------------------------------------------------------------------
                                                   is provided in total for the month.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               3                       8        All cash received into the Company cash accounts is swept
    ------------------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account (see Case
    ------------------------------------------------------------------------------------------------------------------------------
                                                   #400-42141).
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               3                      31        All disbursements (either by wire transfer or check), including payroll are
    ------------------------------------------------------------------------------------------------------------------------------
                                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ------------------------------------------------------------------------------------------------------------------------------
                                                   account.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               4                       6        All assessment of uncollectible accounts receivable are done
    ------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    ------------------------------------------------------------------------------------------------------------------------------
                                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries
    ------------------------------------------------------------------------------------------------------------------------------
                                                   as deemed necessary.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               4                       6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
    ------------------------------------------------------------------------------------------------------------------------------
                                                   transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    ------------------------------------------------------------------------------------------------------------------------------
                                                   aging and invoices on Kitty Hawk Charters Aging. Company is working on
    ------------------------------------------------------------------------------------------------------------------------------
                                                   clearing these items.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
               3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
                                                All inventory and fixed assets have been sold as of 12/19/01. This company has ceased operations. Current period activity relates to wrapping up final activity
            General                             and any miscellaneous billings and payables processing.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items


ACCRUAL BASIS-1                                   April 2002


8.  OTHER (ATTACH LIST)                         $   60,100,598  Reported
                                                --------------
         Intercompany Receivables                   59,562,523
         A/R Clothing Sales                             27,695
         A/R Aging reconciling item                    217,611
         A/R Kalitta Charters                           (2,596)
         A/R Bankrupt customers                        267,277
         Misc prepaids                                 (25,175)
         Security Deposit                               53,263
                                                --------------
                                                    60,100,598  Detail
                                                --------------
                                                             -  Difference



22. OTHER (ATTACH LIST)                         $      745,909  Reported
                                                --------------
         Accrued charter expenses                      378,823
         A/P Clearing                                   54,922
         A/P Aging reconciling item                      5,336
         Misc                                             (501)
         Accrued Fuel                                  307,329
                                                --------------
                                                       745,909  Detail
                                                --------------
                                                             -  Difference







ACCRUAL BASIS-3
8.  OTHER (ATTACH LIST)                                (34,703) Reported
                                                --------------
         Credit card charges                                (7)
         Sweeps to Kitty Hawk, Inc.                    (34,696)
                                                --------------
                                                       (34,703) Detail
                                                --------------
                                                             -  Difference